EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Procure ETF Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Procure ETF Trust II for the period ended October 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Procure ETF Trust II for the stated period.

/s/ Andrew Chanin	/s/ Adrienne Binik-Chanin
Andrew Chanin	Adrienne Binik-Chanin
President/Principal Executive Officer	Chief Financial Officer

Dated:	January 8, 2025	Dated:	January 8, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Procure ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.